UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant   [  X  ]

Filed by a party other than the Registrant   [     ]

Check the appropriate box:

[     ] Preliminary proxy statement

[     ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[     ] Definitive Additional Materials

[     ] Soliciting Material Pursuant to § 240.14a-12

PHC, Inc.
(Name of Registrant as specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)1) and 0-11
1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-ll (set forth the amount on which the filing fee is calculated and site how it was determined):
4.	Proposed maximum aggregate value of transaction
5.	Total fee paid

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1.	Amount Previously Paid:
2.	Form, Schedule or Registration Statement No.:
3.	Filing Party:
4.	Date filed:

PHC, INC.

200 Lake Street
Suite 102
Peabody, Massachusetts 01960

October 28, 2009

Dear Fellow Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of PHC, Inc., which will be held on Friday, December 18, 2009, at 1:00 PM, at the corporate offices of PHC, Inc., 200 Lake Street, Suite 102, Peabody, Massachusetts 01960.

The Notice of Annual Meeting of Stockholders and Proxy Statement describe the items to be considered by the stockholders and contain certain information about PHC, Inc.'s officers and directors.

The vote of every stockholder is important.  Mailing your completed proxy, voting on the Internet or voting by telephone will not prevent you from voting in person at the meeting if you wish to do so.

Please cast your vote as instructed in the Notice Regarding the Availability of Proxy Materials.  Your cooperation will be greatly appreciated.

Members of your Board of Directors and management look forward to greeting those stockholders who are able to attend.

Sincerely,

Bruce A. Shear
President

PHC, INC.
200 Lake Street, Suite 102
Peabody, MA  01960

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 18, 2009

The Annual Meeting of Stockholders of PHC, Inc. (the "Company") will be held at our corporate offices at 200 Lake Street, Suite 102, Peabody, Massachusetts, on Friday, December 18, 2009, at 1:00 PM, for the following purposes:

1.
To elect five directors (two to be elected by the holders of the Company’s Class A Common Stock and three to be elected by the holders of the Company’s Class B Common Stock) to hold office until the next annual meeting following their election and until their successors are duly elected and qualified;

2.	To ratify the selection by the Board of Directors of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ended June 30, 2010; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Attached to this notice is a Proxy Statement relating to the proposals to be considered at the Annual Meeting.  The Board of Directors has fixed the close of business on October 16, 2009 as the record date for determination of stockholders entitled to notice of, and to vote at the annual meeting and at any adjournment thereof.

Securities and Exchange Commission rules allow us to furnish proxy materials to our shareholders on the Internet.  You can now access proxy materials and vote at www.proxyvote.com.  You may also vote via telephone by following the instructions on the website.  In order to vote on the Internet or by telephone you must have a stockholder identification number which is being mailed to you on the Notice Regarding the Availability of Proxy Materials.

Your vote is important regardless of the number of shares you own.  The Company requests that you read the Proxy Statement and cast your vote as instructed in the Notice Regarding the Availability of Proxy Materials that you received in the mail without delay, even if you now plan to attend the Annual Meeting.  If you wish to submit your vote by mail, you should make your request for a paper proxy card prior to December 4, 2009 in order to allow enough mail time for your vote.  You may revoke your proxy at any time prior to its exercise by delivering written notice or another duly executed proxy bearing a later date to the Clerk of the Company, by completing another proxy in the same manner indicated on the website referred to in the Notice Regarding the Availability of Proxy Materials or by attending the Annual Meeting and voting in person.  If you hold shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares at the Annual Meeting, except as otherwise discussed in the Proxy Statement.

All stockholders are cordially invited to attend the meeting.

By order of the Board of Directors

Paula C. Wurts, Clerk

Peabody, Massachusetts
October 28, 2009

PHC, INC.

200 Lake Street
Suite 102
Peabody, Massachusetts 01960
(978) 536-2777

PROXY STATEMENT FOR THE
ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PHC, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held at the corporate offices of the Company at 200 Lake Street, Suite 102, Peabody, Massachusetts on December 18, 2009 at 1:00 PM (Boston time), and at any adjournment of that meeting (the "Annual Meeting").  Each proxy will be voted in accordance with the instructions specified, and if no instruction is specified, the proxy will be voted in favor of the proposals set forth in the Notice of Annual Meeting.  A stockholder may revoke any proxy at any time before it is exercised by filing a later dated proxy or written notice of revocation with Paula C. Wurts, Clerk of the Company, or by voting in person at the Annual Meeting.

The Company's Annual Report on Form 10-K as amended for the year ended June 30, 2009 is being made available, and the Notice Regarding the Availability of Proxy Materials, or the Notice of Internet Availability, is first being mailed to stockholders on or about October 28, 2009.

PHC, Inc. will bear all costs of solicitation of proxies.  Brokers, banks custodians and other fiduciaries will be requested to forward proxy soliciting materials to the beneficial owners of shares held of record by such persons, and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of such proxy materials.

Revocability of Proxies

Any stockholder giving a proxy in the manner set forth in the Notice of Internet Availability has the power to revoke it at any time before it is exercised.  You may revoke your proxy by delivering to the Clerk of the Company at the address given above, a written notice of revocation or by voting over the Internet or by telephone at a later time in the manner provided on the website indicated in the Notice of Internet Availability.  You may also revoke your proxy by attending the Annual Meeting and voting in person.  If a stockholder wants to receive a paper or e-mail copy of the proxy card to complete and mail to the Company in time for the annual meeting, he or she should request one at any time prior to December 4, 2009.  Votes provided over the Internet or by telephone must be received by 11:59 p.m. eastern standard time on December 17, 2009.  If your shares are held in the name of a brokerage firm, bank, nominee or other institution, and you have instructed your brokerage firm, bank, nominee or other institution to vote your shares, you must follow the instructions received from your brokerage firm, bank, nominee or other institution to change those instructions.

Record Date, Voting and Share Ownership

The Board of Directors has fixed October 16, 2009 as the record date for the determination of stockholders entitled to vote at the Annual Meeting (the "Record Date").  On that date, there were outstanding and entitled to vote 19,030,730 shares of Class A Common Stock and 775,021 shares of Class B Common Stock of the Company (the shares of Class A Common Stock and Class B Common Stock are referred to collectively herein as the "Shares").  Each share of Class A Common Stock is entitled to one vote and each share of Class B Common Stock is entitled to five votes.  The holders of the Company's Class A Common Stock are entitled to elect two members of the Company's Board of Directors (the "Class A Directors") and holders of the Company's Class B Common Stock are entitled to elect all the remaining members of the Company's Board of Directors (the "Class B Directors").  Stockholders who have not elected to receive a hard copy of the proxy documents will receive the Notice of Internet

Availability which contains instructions for voting electronically, by phone or by mail.  Stockholders who elected to receive a hard copy of the proxy documents will receive documents based on the class of stock they own.  Holders of Class A Common Stock will receive proxy cards, which will be different from those received by the holders of Class B Common Stock.  The proxy cards received by the holders of Class A Common Stock will contain a proposal relating to the election of the two members of the Board of Directors to be elected by the holders of the Class A Common Stock, in addition to any other proposals to be voted upon during the General Session.  Holders of Class B Common Stock will receive proxy cards, which will contain a proposal relating to the election of the three members of the Board of Directors to be elected by the holders of the Class B Common Stock, in addition to any other proposals to be voted upon during the General Session.  Except for the election of directors, the holders of Class A Common Stock and Class B Common Stock vote as one class.

The Annual Meeting will be composed of three related but separate sessions: (i) a special session of the holders of Class A Common Stock, during which session only holders of Class A Common Stock are entitled to vote, for the separate election by such holders of two directors, and no other business may properly come before the meeting; (ii) a special session of the holders of Class B Common Stock, during which session only holders of Class B Common Stock are entitled to vote, for the separate election by such holders of three directors, and no other business may properly come before the meeting; and (iii) a general session of the holders of the Class A Common Stock and the Class B Common Stock to transact such other business as may properly come before the meeting or any adjournment thereof ("General Session").  The presence in person or by proxy of holders of shares of Class A Common Stock and Class B Common Stock outstanding as of the Record Date which, combined, have the right to cast a majority of the votes which may be cast with respect to matters arising during the General Session will constitute a quorum for the conduct of business at the General Session.  The presence in person or by proxy of holders of shares of Class A Common Stock and Class B Common Stock outstanding as of the Record Date which have the right to cast a majority of the votes which may be cast with respect to matters arising during the Class A Session and the Class B Session, respectively, will constitute a quorum for purposes of the Class A Session and the Class B Session, respectively.

The affirmative vote of the holders of a plurality of the shares of each of Class A Common Stock and Class B Common Stock represented at the meeting is required for the election of the Class A Directors and the Class B Directors, respectively.  Approval of each of the other matters that is before the meeting will require the affirmative vote of the holders of a majority of the shares represented at the meeting and voting thereon.  No votes may be taken at the meeting, other than a vote to adjourn, unless the appropriate quorum (as set forth in the preceding paragraph) has been constituted.  Shares voted to abstain or to withhold as to a particular matter, or as to which a nominee (such as a broker holding shares in street name for a beneficial owner) has no voting authority in respect of a particular matter, shall be deemed represented for quorum purposes.  Such shares, however, shall not be deemed to be voting on such matters, and therefore will not be the equivalent of negative votes as to such matters.  Votes will be tabulated by Broadridge Financial Solutions, Inc. subject to the supervision of persons designated by the Board of Directors as inspectors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of shares of the Company’s Class A Common Stock and Class B Common Stock (the only classes of common stock of the Company currently outstanding) as of August 15, 2009 by each person known by the Company to beneficially own more than 5% of any class of the Company’s voting securities, each director of the Company, each of the named executive officers as defined in Item 402(a)(3) of Regulation S-K and all directors and officers of the Company as a group.  Shares of common stock subject to stock options vesting on or before October 14, 2009 (within 60 days of August 15, 2009) are deemed to be outstanding and beneficially owned for purposes of computing the percentage ownership of such person but are not treated as outstanding for purposes of computing the percentage ownership of others.  Unless otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law.  In preparing the following table, the Company has relied on the information furnished by the persons listed below:

Beneficial Owners 5%
	Name and Address	Amount and Nature	Percent of
Title of Class	of Beneficial Owner	of Beneficial Owner (11)	Class
Class A Common Stock	Marathon Capital Mgmt, LLC 4 North Park Drive, Suite 106 Hunt Valley, MD 21030	1,950,650	10.17%
	Camden Partners Capital Management LLC 500 East Pratt Street, Suite 1200 Baltimore, MD 21202	2,456,788	12.8%

Beneficial Ownership of Named Executives and Directors
		Amount and Nature	Percent of
Title of Class	Name of Beneficial Owner	of Beneficial Owner (11)	Class
Class A Common Stock	Bruce A. Shear	777,495(1)	4.0%
	Robert H. Boswell	276,682(2)	1.4%
	Paula C. Wurts	223,789(3)	1.2%
	Howard W. Phillips	220,000(4)	1.1%
	Donald E. Robar	180,417(5)	1.0%
	William F. Grieco	192,000(6)	1.0%
	David E. Dangerfield	96,190(7)	*
	All Directors and Officers as a Group	1,966,573(8)	9.8%
	(7 persons)
Class B Common Stock (9)	Bruce A. Shear	721,259(10)	93.1%
	All Directors and Officers as a Group	721,259	93.1%
	(7 persons)
*  Less than 1%

1.	Includes 197,500 shares of Class A Common Stock issuable pursuant to currently exercisable stock options, having an exercise price range of $1.20 to $2.95 per share.
2.	Includes 77,500 shares of Class A Common Stock issuable pursuant to currently exercisable stock options at an exercise price range of $1.20 to $2.95 per share.
3.	Includes 76,250 shares of Class A Common Stock issuable pursuant to currently exercisable stock options, having an exercise price range of $1.20 to $2.95 per share.
4.	Includes 66,250 shares of Class A Common Stock issuable pursuant to currently exercisable stock options having an exercise price range of $1.20 to $3.18 per share.
5.	Includes 123,750 shares of Class A Common Stock issuable pursuant to currently exercisable stock options having an exercise price range of $.35 to $3.18 per share.
6.	Includes 127,750 shares of Class A Common Stock issuable pursuant to currently exercisable stock options, having an exercise price range of $.22 to $3.18 per share.
7.	Includes 66,250 shares of Class A Common Stock issuable pursuant to currently exercisable stock options, having an exercise price range of $1.20 to $3.18 per share.
8.
Includes an aggregate of 735,250 shares of Class A Common Stock issuable pursuant to currently exercisable stock options.  Of those options, 60,000 have an exercise price of $3.18, 22,500 have an exercise price of $2.95 per share, 20,000 have an exercise price of $2.90 per share, 40,000 have an exercise price of $2.84 per share, 15,000 have an exercise price of $2.83 per share, 20,000 have an exercise price of $2.75 per share, 40,000 have an exercise price of $2.73 per share, 90,000 have an exercise price of $2.68 per share, 15,000 have an exercise price of $2.38 per share, 30,000 have an exercise price of $2.20 per share, 80,000 have an exercise price of $2.11 per share, 22,500 have an exercise price of $2.06 per share, 1,250 have an exercise price of $1.95 per share, 20,000 have an exercise price of $1.50 per share, 40,000 have an exercise price of $1.48 per share, 50,000 have an exercise price of $1.41 per share, 15,000 have an exercise price of $1.37 per share, 20,000 have an exercise price of $1.33 per share, 15,000 have an exercise price of $1.21 per share, 20,000 have an exercise price of $1.20 per share, 2,000 have an exercise price of $.81 per share, 20,000 have an exercise price of $.75 per share, 20,000 have an exercise price of $.74 per share, 35,000 have an exercise price of $.55 per share, 20,000 have an exercise price of $.35 per share and 2,000 have an exercise price of $.22 per share.

9.
Each share of Class B Common Stock is convertible into one share of Class A Common Stock automatically upon any sale or transfer, other than a transfer by the initial holder to an affiliate of the initial holder, or at any time at the option of the holder.

10.
Includes 56,369 shares of Class B Common Stock pledged to Steven J. Shear of 2 Addison Avenue, Lynn, Massachusetts 01902, Bruce A. Shear’s brother, to secure the purchase price obligation of Bruce A. Shear in connection with his purchase of his brother’s stock in the Company in December 1988.  In the absence of any default under this obligation, Bruce A. Shear retains full voting power with respect to these shares.

11.
“Amount and Nature of Beneficial Ownership”.  Each share of Class A Common Stock is entitled to one vote per share and each share of Class B Common Stock is entitled to five votes per share on all matters on which stockholders may vote (except that the holders of the Class A Common Stock are entitled to elect two members of the Company’s Board of Directors and holders of the Class B Common Stock are entitled to elect all the remaining members of the Company’s Board of Directors).

By virtue of the fact that Mr. Shear owns 93% of the class B shares and the class B shareholders have the right to elect all of the directors except the two directors elected by the class A shareholders, Mr. Shear has the right to elect the majority of the members of the board of directors and may be deemed to be in control of the Company.

Based on the number of shares listed under the column headed “Amount and Nature of Beneficial Ownership,” the following persons or groups held the following percentages of voting rights for all shares of common stock combined as of August 15, 2009:

Bruce A. Shear	18.81%
All Directors and Officers as a Group (7 persons)	23.37%

ELECTION OF DIRECTORS

The members of the Board of Directors elected at the Annual Meeting will be classified into two classes of directors.  Two directors will be elected by the holders of the Company's Class A Common Stock and the balance of the directors will be elected by the holders of the Company's Class B Common Stock.  The terms of the present directors expire at the Annual Meeting or when the successors are chosen and qualified, if later.  The Board of Directors has fixed at five the number of directors to be elected at the Annual Meeting.

The nominees for Class A Directors for election at the Annual Meeting are Donald E. Robar and Howard Phillips.  The nominees for Class B Directors for election at the Annual Meeting are Bruce A. Shear, William F. Grieco and David E. Dangerfield.  The proxy for holders of Class A Common Stock will be voted to elect as Class A Directors the two nominees (Donald E. Robar and Howard Phillips), unless authority to vote for the election of directors is withheld by marking the proxy to that effect or the proxy is marked with the names of directors as to whom authority to vote is withheld.  The proxy for holders of Class B Common Stock will be voted to elect as Class B Directors the three nominees (Bruce A. Shear, William F. Grieco and David E. Dangerfield), unless authority to vote for the election of directors is withheld by marking the proxy to that effect.  Donald E. Robar, Howard W. Phillips, Bruce A. Shear, William F. Grieco and David E. Dangerfield are presently directors of the Company and have consented to serve if reelected.

Name	Age	Position
Bruce A. Shear	54	Director, President and Chief
		Executive Officer
Donald E. Robar (1)(2)(3)	72	Director
Howard W. Phillips	79	Director
William F. Grieco (1)(2)(3)	55	Director
David E. Dangerfield (1)(3)	68	Director

(1)   Member of Audit Committee.
(2)   Member of Compensation Committee.
(3)   Member of the Nominating/Governance Committee.

All of the directors hold office until the next annual meeting of stockholders following their election, or until their successors are elected and qualified.  The Compensation Committee reviews and sets executive compensation.  Officers are elected annually by the Board of Directors and serve at the discretion of the Board.  There are no family relationships among any of the directors or officers of the Company.

Information with respect to the business experience and affiliations of the directors and officers of the Company is set forth below.

BRUCE A. SHEAR has been President, Chief Executive Officer and a Director of the Company since 1980 and Treasurer of the Company from September 1993 until February 1996. From 1976 to 1980, he served as Vice President, Financial Affairs, of the Company. Mr. Shear has served on the Board of Governors of the Federation of American Health Systems for over fifteen years and is currently a member of the board of directors of the National Association of Psychiatric Health Systems. Mr. Shear received an M.B.A. from Suffolk University in 1980 and a B.S. in Accounting and Finance from Marquette University in 1976.  Since November 2003, Mr. Shear has been a member of the board of directors of Vaso Active Pharmaceuticals, Inc., a company marketing and selling over-the-counter pharmaceutical products that incorporate Vaso’s transdermal drug delivery technology.

DONALD E. ROBAR has served as a Director of the Company since 1985 and as the Treasurer from February 1996 until April 2000.  He served as the Clerk of the Company from 1992 to 1996. Dr. Robar has been a professor of Psychology at Colby-Sawyer College in New London, New Hampshire from 1967 to 1997 and is now Professor Emeritus.  Dr. Robar received an Ed.D. (Counseling) from the University of Massachusetts in 1978, an M.A. in Clinical Psychology from Boston College in 1968 and a B.A. from the University of Massachusetts in 1960.

HOWARD W. PHILLIPS has served as a Director of the Company since August 1996 and has been employed by the Company as a public relations specialist since August 1995.  From 1982 until 1995, Mr. Phillips was the Director of Corporate Finance for D.H. Blair Investment Corp.  From 1969 until 1981, Mr. Phillips was associated with Oppenheimer & Co. where he was a partner and Director of Corporate Finance.

WILLIAM F. GRIECO has served as a Director of the Company since February 1997.  Since 2008, Mr. Grieco has served as the Managing Director of Arcadia Strategies, LLC, a legal and business consulting organization servicing healthcare science and technology companies.  From 2003 to 2008 he served as Vice President and General Counsel of American Science and Engineering, Inc., an X-Ray inspection technology company, as well as Managing Director of Arcadia Strategies, LLC.  From 2001 to 2002, he also served as Senior Vice President and General Counsel of IDX Systems Corporation, a healthcare information technology Company.  Previously, from 1995 to 1999, he was Senior Vice President and General Counsel for Fresenius Medical Care North America.  Prior to that, Mr. Grieco was a partner at Choate, Hall & Stewart, a general service law firm.  Mr. Grieco received a B.S. from Boston College in 1975, an M.S. in Health Policy and Management from Harvard University in 1978 and a J.D. from Boston College Law School in 1981.

DAVID E. DANGERFIELD has served as a Director of the Company since December 2001.  He formerly served as the Chief Executive Officer for Valley Mental Health in Salt Lake City, Utah from 1977-2007.  Since 1974, he has been a partner for Professional Training Associates (PTA).  In 1989, he became a consultant across the nation for managed mental health care and the enhancement of mental health delivery services.  Mr. Dangerfield served for a number of years as a Board member of the Mental Health Risk Retention Group and Utah Alliance for the Mentally Ill, an advocacy organization of family and friends of the mentally ill, which are privately held corporations, and the Utah Hospital Association, which is a trade organization in Utah.  Mr. Dangerfield graduated from the University of Utah in 1972 with a Doctorate of Social Work after receiving his Masters of Social Work from the University in 1967.  He currently serves as President and CEO of Avalon Health Care, Inc. (AHC).  AHC is a multi-state, post-acute health care provider in senior care operating nursing homes, assisted living, rehabilitation and hospice services.

THE BOARD RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR.

NON-DIRECTOR EXECUTIVE OFFICERS

Name	Age	Position
Robert H. Boswell	61	Senior Vice President
Paula C. Wurts	60	Treasurer, Chief Financial Officer and Clerk

Information with respect to the business experience and affiliations of the non-director executive officers of the Company is set forth below.

ROBERT H. BOSWELL has served as the Senior Vice President of the Company since February 1999 and as Executive Vice President of the Company from 1992 to 1999.  From 1989 until the spring of 1994, Mr. Boswell served as the Administrator of the Company’s Highland Ridge Hospital facility where he is based. Mr. Boswell is principally involved with the Company’s substance abuse facilities. From 1981 until 1989, he served as the Associate Administrator at the Prevention Education Outpatient Treatment Program--the Cottage Program, International. Mr. Boswell graduated from Fresno State University in 1975 and from 1976 until 1978 attended Rice University’s doctoral program in philosophy.  Mr. Boswell is a Board Member of the National Foundation for Responsible Gaming and the Chair for the National Center for Responsible Gaming.

PAULA C. WURTS has served as the Chief Financial Officer and Controller of the Company since 1989, as Assistant Clerk from January 1996 until February 2006, when she became Clerk, as Assistant Treasurer from 1993 until April 2000 when she became Treasurer.  Ms. Wurts served as the Company’s Accounting Manager from 1985 until 1989.  Ms. Wurts received an Associate’s degree in Accounting from the University of South Carolina in 1980, a B.S. in Accounting from Northeastern University in 1989 and passed the examination for Certified Public Accountants.  She received a Master’s Degree in Accounting from Western New England College in 1996.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During fiscal 2009, the Board of Directors held a total of four meetings and took action by written consent four times.  Each director attended all of the meetings of the Board and committees of the Board on which such director served.  The Board has a standing audit committee (the “Audit Committee”), compensation committee and a nominating and corporate governance committee.  The Company policy does not require its Board of Directors to attend the annual meeting of shareholders; however, the chairman, Bruce A. Shear, is always in attendance and other members are available telephonically in the event a shareholder wishes to address a question to a board member.  Of the members of the Board of Directors, only Mr. Shear attended the 2008 annual meeting of shareholders.

Communications with the Board of Directors

Stockholders may communicate with the Board of Directors by writing to the Board in care of the Company’s Clerk, PHC, Inc., 200 Lake Street, Suite 102, Peabody, Massachusetts 01960. The Board of Directors has delegated responsibility for initial review of stockholder communications to the Clerk. In accordance with the Board’s instructions, the Clerk will forward the communication to the director or directors to whom it is addressed, except for communications that are (1) advertisements or promotional communications, (2) solely related to complaints with respect to ordinary course of business customer service and satisfaction issues or (3) clearly unrelated to the Company’s business, industry, management or Board or committee matters. In addition, the Clerk will make all such communications available to each member of the Board at the Board’s next regularly scheduled meeting.

Audit Committee

The Board of Directors has appointed an audit committee to assist the Board in the oversight of the financial reports, internal controls, accounting policies and procedures.  The primary responsibilities of the Audit Committee are as follows:

•
Hire, evaluate and, when appropriate, replace the Company’s independent registered public accounting firm, whose duty it is to audit the books and accounts of the Company and its subsidiaries for the fiscal year in which it is appointed.

•	Approve any accounting firm and fees to be charged for audit, tax or any other non-audit accounting fees.
•	Review internal controls over financial reporting with the independent accountant and a designated accounting staff member.
•	Review with management and the registered public accounting firm:
o	The independent accountant's audit of and report on the financial statements.
o
The accountant’s qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosures and how aggressive (or conservative) the accounting principles and underlying estimates are.

o	Any serious difficulties or disputes with management encountered during the course of the audit.
o	Anything else about the audit procedures or findings that PCAOB requires the accountants to discuss with the committee.
•	Consider and review with management and a designated accounting staff member:
o	Any significant findings during the year and management's responses to them.
o	Any difficulties an accounting staff member encountered while conducting audits, including any restrictions on the scope of their work or access to required information.
o	Any changes to the planned scope of management's internal audit plan that the committee thinks advisable.
•
Review the annual filings with the SEC and other published documents containing the company's financial statements and consider whether the information in the filings is consistent with the information in the financial statements.

•	Review the interim financial reports with management, the independent registered public accounting firm and an accounting staff member.
•	Prepare a letter for inclusion in the annual report that describes the committee's composition and responsibilities and how the responsibilities were fulfilled.
•	Review the audit committee charter at least annually and modify as needed.

During fiscal 2009 the Audit Committee consisted of Dr. David Dangerfield, Mr. Donald Robar and Mr. William Grieco.  As required by the SEC, all members of the audit committee are “independent” as such term is defined pursuant to applicable SEC rules and regulations and as required under NYSE Amex listing standard Section 121.  Dr. Dangerfield serves as the chairman and is the audit committee financial expert.  The Company reviewed Dr. Dangerfield’s extensive experience managing the budget and operations for large behavioral healthcare organizations and determined that this industry experience qualifies him to act as the financial expert in accordance with SEC requirements.  During fiscal 2009, the Audit Committee met five times and took action by written consent once.  All of the committee members attended the meetings.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee was established in October, 2005.  This committee is appointed by the Board of Directors for the purpose of (i) identifying individuals qualified to become Board members and to recommend that the Board select these individuals as nominees for election to the Board at the next annual meeting of the Company’s stockholders, and (ii) developing and recommending to the Board a set of effective corporate governance policies and procedures applicable to the Company.  The Nominating and Corporate Governance Committee consists of Dr. David Dangerfield, Mr. Donald Robar and Mr. William Grieco.  All members of the Nominating and Corporate Governance Committee are independent as required under NYSE Amex listing standards.  During fiscal 2009 the Nominating and Corporate Governance Committee met three times, once in person and twice telephonically.  All of the committee members attended the meetings.

Compensation Committee

The Board of Directors has appointed the members of the Compensation Committee to review and approve officer’s compensation, formulate bonuses for management and administer the Company’s equity compensation plans.  The Compensation Committee is a chartered committee made up of independent members of the Board of Directors.  During fiscal 2009 the Compensation Committee consisted of Mr. Donald Robar and Mr. William Grieco.  Both members of the Compensation Committee are independent as required under NYSE Amex listing standards.  The Compensation Committee met twice during fiscal 2009, once telephonically and once in person.  Mr. Shear does not participate in discussions concerning, or vote to approve, his salary.

Nomination of Directors

The Company will consider all director candidates recommended to the Nominating and Corporate Governance Committee by stockholders at all times during the year preceding the date on which the recommendation is made that meet the qualifications established by the Board as required by the Company’s by laws.

Each director nominee is evaluated in the context of the full Board’s qualifications as a whole, with the objective of establishing a Board that can best perpetuate the success of the Company’s business and represent stockholder interests through the exercise of sound judgment.  Each director nominee will be evaluated considering the relevance to the Company of the director nominee’s respective skills and experience, which must be complementary to the skills and experience of the other members of the Board. In addition, the director nominees must possess a general understanding of marketing, finance and other elements relevant to the success of a publicly-traded company in today’s business environment, and an understanding of the Company’s business on an operational level as well as demonstrate a willingness to devote the appropriate time to fulfilling Board duties.

Procedures for Consideration of Stockholder Nominations

The Company did not receive any nominations for directors from shareholders for consideration at the 2009 Annual Meeting. However, any recommendations received from shareholders will be evaluated in the same manner that potential nominees recommended by members of the Board of Directors, the Nominating and Governance Committee, management or other parties are evaluated. Any shareholder nominations must be made in accordance with the Company by-laws, which currently require written notice to the chairman of the Nominating and Governance Committee by way of certified mail or overnight delivery to 200 Lake Street, Suite 102, Peabody, Massachusetts 01960 no less than 120 calendar days before the one-year anniversary of the date that the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting.   Nominations for election to the Board of Directors at the 2010 Annual Meeting of Shareholders must be received no later than June 30, 2010. The notice must set forth at a minimum:

1.           A complete biography, including full employment history of the nominee;

2.
A signed consent form and waiver from the nominee authorizing the Company to perform full background checks of the director nominee, including criminal and credit history, from a firm acceptable to the Company in its sole discretion;

3.
Documentation of educational levels attained, complete with official transcripts issued directly by the educational institution and sent directly from the educational institution to the Company’s Secretary or Clerk;

4.	Disclosure of all special interests and all political and organizational affiliations;

5.
A signed, written statement from the director nominee the reasons that the director nominee wants to serve on the Company’s Board, the reasons that the director nominee believes that he or she is qualified to serve; and

6.	A description of all litigation to which he or any of his affiliates have been a party within the past seven years.

In addition, the stockholder must submit any additional information required to be included in the Company’s proxy statement for director nominees which determination will be made by the Company in its sole and absolute discretion (including, without limitation, information regarding business experience, involvement in legal proceedings, security ownership and transactions with the Company or management).  The information submitted by the stockholder must include complete contact information for the submitting stockholder and the director nominee.

Committee Charters

Charters for all committees of the Board of Directors are available for review on the Company website at www.phc-inc.com.

Audit Committee Report

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended June 30, 2009 with the Company’s independent registered public accounting firm, BDO Seidman, LLP and management.  The Audit Committee has discussed with BDO Seidman, LLP, the matters required to be discussed by Statement on Auditing Standards No. 61.  The Audit Committee has received the written disclosures and the letter from BDO Seidman, LLP, regarding BDO Seidman, LLP’s communications with the Audit Committee concerning independence, required by applicable requirements of the Public Company Accounting Oversight Board and has discussed with BDO Seidman, LLP its independence.  The discussions that the Audit Committee had with BDO Seidman, LLP regarding the matters described above occurred before the filing with the SEC of the Company’s Annual Report on Form 10-K for fiscal 2009.  Based on the review and discussions described above, the Audit Committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K/A.

AUDIT COMMITTEE
David E. Dangerfield
Donald E. Robar
William F. Grieco

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation Discussion and Analysis

The Board of Directors, the Compensation Committee and senior management share responsibility for establishing, implementing and continually monitoring our executive compensation program, with the Board making the final determination with respect to executive compensation.  The goal of our executive compensation program is to provide a competitive total compensation package to our executive management team through a combination of base salary, quarterly cash incentive bonuses, long-term equity incentive compensation in the form of stock options and benefits programs.  This Compensation Discussion and Analysis explains our compensation objectives, policies and practices with respect to our Chief Executive Officer, Chief Financial Officer and one of our other most highly-compensated executive officers as determined in accordance with applicable SEC rules, who are collectively referred to in this report as the Named Executive Officers.

Objectives of our Executive Compensation Program

Our executive compensation program is designed to achieve the following objectives:
•	to attract and retain talented and experienced executives necessary to achieve our strategic objectives in the highly competitive industry in which we compete;
•	to motivate and reward executives whose knowledge, skills and performance are critical to our success;
•	to align the interest of our executives and stockholders by motivating executives to increase stockholder value by increasing our Company’s long-term profitability;
•	to provide a competitive compensation package in which a significant portion of total compensation is determined by Company and individual results and the creation of stockholder value; and,
•	to foster a shared commitment among executives by coordinating their Company and individual goals.

Role of the Compensation Committee

Our Compensation Committee oversees all aspects of executive compensation.  The committee plays a critical role in establishing our compensation philosophy and in setting and amending elements of the compensation package offered to our named executive officers.

The members of our Compensation Committee during fiscal 2009 were Donald Robar and William Grieco.  Each current member of our Compensation Committee is an independent, non-employee director.  During fiscal 2009, the Compensation Committee met twice, once telephonically and once in person.

On an annual basis, or in the case of promotion or hiring of an executive officer, the Compensation Committee reviews and makes recommendations to the Board of Directors regarding the compensation package to be provided to our named executive officers.  On an annual basis, the Compensation Committee undertakes a review of the base salary and bonus targets of each of our named executive officers and evaluates their respective compensation based on the committee’s overall evaluation of their performance toward the achievement of our financial, strategic and other goals, with consideration given to each executive officer’s length of service and to comparative executive compensation data.  Based on its review, from time to time the Compensation Committee has increased the salary and/or potential bonus amounts for our executive officers.

COMPENSATION COMMITTEE REPORT

The compensation committee report below is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not incorporated by reference in any of our filings under the Securities Act of 1933 as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after this filing and irrespective of any general language to the contrary.

The Compensation Committee, comprised solely of independent directors, reviewed and discussed the above Compensation Discussion and Analysis with management.  Based on this review and discussions, the committee recommended to the Board of Directors, and the Board has approved, the inclusion of the Compensation Discussion and Analysis in the Company’s proxy statement on Schedule 14-A.

Compensation Committee
Donald E. Robar
William F. Grieco

Elements of Executive Compensation

Compensation for our named executive officers generally consists of the following elements:
*	base salary;
*	cash bonuses;
*	stock-based awards;
*	health, dental and life insurance and disability and retirement plans; and
*	severance and change-in-control arrangements.

The Company does not have a policy or target for allocating compensation between long-term and short-term compensation.  Instead the Compensation Committee determines subjectively what it believes to be the appropriate level and mix of various compensation components.  The Compensation Committee’s objective in allocating between annual and long-term compensation is to ensure adequate base compensation to attract and retain personnel, while providing incentives to maximize long-term value for our Company and its stockholders.

Base Salary

Salary for our executives is generally set by reviewing compensation levels for comparable positions in the market and the historical compensation levels of our executives.  Salaries may then be adjusted from time to time, based upon market changes, actual corporate and individual performance and changes in responsibilities.

Bonuses

 Bonuses are based on actual corporate and individual performances compared to targeted performance criteria and various subjective performance criteria.  Targeted financial performance for the Company is set annually by the compensation committee for each fiscal quarter.  In considering bonuses the Compensation Committee does not rely on a formula that assigns a pre-determined value to each of the criteria, but instead evaluates each executive officer’s contribution in light of all relevant criteria.  Individual performance targets are used less frequently but may include completion of specific projects.  There were no individual performance targets specified in the prior or current fiscal years meetings of the compensation committee.

Stock Based Awards

Compensation for executive officers also includes the long-term incentives afforded by stock options and other equity-based awards.  Our stock option program is designed to align the long-term interests of our employees and our stockholders and assist in the retention of executives.  The size of stock-based awards is generally intended to reflect the executive’s position and the executive’s expected contributions.  Although some awards may be provided as part of the hiring agreement of new executives, in general these stock-based awards follow the same benchmarks as the executive bonus element of the named executive’s compensation.  Options are generally granted with installment-vesting over a period of three years.

        Because of the direct relationship between the value of an option and the market price of our common stock, the compensation committee believes that stock options are an effective method of motivating the named executive officers to manage our Company in a manner that is consistent with the interests of our Company and our Stockholders.

In addition the named executives are also eligible to participate in the Company’s Employee Stock purchase plan as long as all other criteria of the plan are met.

Insurance and Other Employee Benefits

We maintain insurance benefits for all employees that include health, dental and life insurance.  The Company bears one hundred percent of the cost of these benefits for the named executives.  In addition the Company provides a company vehicle or an auto allowance, additional supplemental life insurance and other supplemental taxable fringe benefits for the named executive officers.  In addition, the Company provides a disability pool for the named executives based on the number of years of service.  The number of days of pay under the disability plan increases incrementally until it reaches a maximum accrual of 730 days.  This disability pool has no cash value and is not payable upon termination of employment.  The Company also provides an Executive Retirement plan, which allows for the use of the accrued disability plan bank to be distributed as an annuity over a four year period at the named executive’s retirement providing the minimum term of employment of twenty years of service has been met.  For the fiscal year ended June 30, 2009, no accrual has been made for this retirement plan as each of the named executives have waived their right to the retirement plan based on the Company’s financial position at the time that the plan was approved.

Severance and Change-in-Control Arrangement

The Company has not entered into any severance agreements with any of the named executive officers; however, compensation for the named executive officers does include change-in-control arrangements.  These arrangements, like other elements of executive compensation, are structured with regard to practices at comparable companies for similarly situated officers and in a manner we believe is likely to attract and retain high quality executive talent.  The plan calls for the named executive officers, in the event of a change in control, to receive payment of their average annual salary for the past five years times a multiplier based on their number of years of service in the position at the effective date as shown below.
		Amount at
Name and position	Multiplier	6/30/2009

Bruce A. Shear, Chief Executive Officer	2.99	$1,269,172
Robert H. Boswell, Senior Vice President	2.00	379,972
Paula C. Wurts, Chief Financial Officer	2.00	327,493

Changes in Executive Compensation for Fiscal 2009

In September 2008, the Compensation Committee met to discuss the compensation of the named executive officers.  The meeting resulted in a proposal to the Board of Directors in light of current economic conditions to hold base salaries and the net earnings targets for the named executive officers the same for fiscal 2009 as fiscal 2008. The Board of Directors accepted the proposals of the Committee and no changes were made; however, due to continued depressed economic conditions, a 10% decrease in salaries was effected for the named executive officers and although bonus and stock-based compensation targets were available no targets were met during fiscal 2009.

Accounting for Executive Compensation

We account for equity based compensation paid to our employees under ASC 718, Compensation-Stock Compensation, which requires us to measure and record an expense over the service period of the award.  Accounting rules also require us to record cash compensation as an expense at the time the obligation is incurred.

Employment Agreements

The Company has not entered into any employment agreements with its executive officers.  The Company owns and is the beneficiary on a $1,000,000 key man life insurance policy on the life of Bruce A. Shear.

Three executive officers of the Company received compensation in the 2009 fiscal year, which exceeded $100,000.  The following table sets forth the compensation paid or accrued by the Company for services rendered to these executives in fiscal year 2009, 2008 and 2007:

Summary Compensation Table

Name and				Option	All Other
Principal Position	Year	Salary	Bonus	Awards	Compensation	Total
		($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(f)	(i)	(j)

Bruce A. Shear	2009	$453,846	$ --	$ 33,943	$ 13,685 (1)	$ 501,474
President and Chief	2008	$470,077	$60,000	$ 59,761	$ 24,312 (2)	$ 614,150
Executive Officer	2007	$420,957	$40,000	$ 38,013	$ 21,833 (3)	$ 520,803

Robert H. Boswell	2009	$201,923	$ --	$ 12,977	$14,001 (4)	$ 228,901
Senior Vice President	2008	$210,000	$26,000	$ 22,653	$14,898 (5)	$ 273,551
	2007	$196,538	$20,000	$ 11,778	$14,901 (6)	$ 243,217

Paula C. Wurts	2009	$174,039	$ --	$ 12,899	$13,268 (7)	$ 200,206
Chief Financial Officer,	2008	$181,000	$26,000	$ 22,356	$13,503 (8)	$ 242,859
Treasurer and Clerk	2007	$170,231	$20,000	$ 11,481	$76,563 (9)	$ 278,275

*  The named executive officers did not forfeit any stock options during any of the fiscal years presented.  For information regarding the assumptions used to value these stock options, see “Note A THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – Stock-based compensation” in the financial statements included in this report.

1.
This amount represents $8,894 contributed by the Company to the Company’s Executive Employee Benefit Plan on behalf of Mr. Shear, $3,706 in premiums paid by the Company with respect to life and disability insurance for the benefit of Mr. Shear and $1,085 in personal use of a Company car held by Mr. Shear.

2.
This amount represents $8,894 contributed by the Company to the Company’s Executive Employee Benefit Plan on behalf of Mr. Shear, $11,261 in premiums paid by the Company with respect to life and disability insurance for the benefit of Mr. Shear and $4,157 in personal use of a Company car held by Mr. Shear.

3.
This amount represents $9,019 contributed by the Company to the Company’s Executive Employee Benefit Plan on behalf of Mr. Shear, $9,152 in premiums paid by the Company with respect to life and disability insurance for the benefit of Mr. Shear and $3,662 in personal use of a Company car held by Mr. Shear.

4.	This amount represents a $6,000 automobile allowance and $8,001 contributed by the Company to the Company’s Executive Employee Benefit Plan on behalf of Mr. Boswell.

5.
This amount represents a $6,000 automobile allowance, $8,001 contributed by the Company to the Company’s Executive Employee Benefit Plan on behalf of Mr. Boswell and $897 in benefit derived from the purchase of shares through the employee stock purchase plan.

6.
This amount represents a $6,000 automobile allowance, $8,001 contributed by the Company to the Company’s Executive Employee Benefit Plan on behalf of Mr. Boswell and $900 in benefit derived from the purchase of shares through the employee stock purchase plan.

7.
This amount represents a $4,800 automobile allowance, $8,001 contributed by the Company to the Company’s Executive Employee Benefit Plan on behalf of Ms. Wurts and, $467 in benefit derived from the purchase of shares through the employee stock purchase plan.

8.
This amount represents a $4,800 automobile allowance, $8,117 contributed by the Company to the Company’s Executive Employee Benefit Plan on behalf of Ms. Wurts and, $586 in benefit derived from the purchase of shares through the employee stock purchase plan.

9.
This amount represents a $4,800 automobile allowance, $9,505 contributed by the Company to the Company’s Executive Employee Benefit Plan on behalf of Ms. Wurts, $218 in benefit derived from the purchase of shares through the employee stock purchase plan and $62,040 realized on the exercise of options.

COMPENSATION OF DIRECTORS

Directors who are employees of the Company receive no compensation for services as members of the Board. Directors who are not employees of the Company receive a $10,000 stipend per year and $2,500 for each Board meeting they attend. The Audit Committee Chairperson receives an annual stipend of $5,000, members of the audit committee receive an annual stipend of $3,000 and compensation committee and nominating/governance committee members receive an annual stipend of $2,000.  In addition, Directors of the Company are entitled to receive certain stock option grants under the Company's Non-Employee Director Stock Option Plan (the "Director Plan").  During the last two quarters of the fiscal year the Directors effected a 10% decrease in their compensation based on general economic conditions.  The following table presents Director compensation for the fiscal year ended June 30, 2009.

DIRECTOR COMPENSATION
	Fees Earned or		All Other
Name	Paid in Cash	Option Awards	Compensation	Total
	($)	($)	($)	($)
(a)	(b)	(d)	(g)	(h)
Donald Robar	$ 26,325	$ 21,727	$ --	$ 48,052
William Grieco	$ 26,325	$ 21,727	$ --	$ 48,052
David Dangerfield	$ 26,325	$ 21,727	$ --	$ 48,052
Howard W. Phillips*	$ --	$ 15,053	$ 29,683	$ 44,736

*	Mr. Phillips is an employee of the Company, serving as a Public Relations Specialist. Other than his salary as an employee he receives no additional compensation as a director.

As of June 30, 2009 each member of the Board of Directors had the following options outstanding:  Donald Robar, 165,000 (123,750 vested); William Grieco, 169,000 (127,750 vested); David Dangerfield, 107,500 (66,250 vested); and, Howard Phillips, 107,500 (66,250 vested).

Compensation Committee Interlocks and Insider Participation

During fiscal 2009 the Compensation Committee consisted of Mr. Donald Robar and Mr. William Grieco, neither of whom was an officer or employee of the Company during the 2009 fiscal year.  Mr. Robar served as the Company’s Treasurer from February 1996 until April 2000.  During the 2009 fiscal year, none of our executive officers served on our Compensation Committee (or equivalent) or board of directors of another entity whose executive officer(s) served on our Compensation Committee or Board of Directors.

OPTION PLANS

Stock Plan

The Board of Directors adopted the Company’s first stock option plan on August 26, 1993.  This stock option plan has expired, however, options to purchase 55,000 shares remain outstanding under the plan.  On September 22, 2003 the Board of Directors adopted the Company’s current stock option plan and the stockholders of the Company approved the plan on December 31, 2003.   The Stock Plan, as amended, provides for the issuance of a maximum of 1,900,000 shares of the Class A Common Stock of the Company pursuant to the grant of incentive stock options to employees and the grant of nonqualified stock options or restricted stock to employees, directors, consultants and others whose efforts are important to the success of the Company.

The Board of Directors administers the Stock Plan. Subject to the provisions of the Stock Plan, the Board of Directors has the authority to select the optionees or restricted stock recipients and determine the terms of the options or restricted stock granted, including: (i) the number of shares, (ii) option exercise terms, (iii) the exercise or purchase price (which in the case of an incentive stock option cannot be less than the market price of the Class A Common Stock as of the date of grant), (iv) type and duration of transfer or other restrictions and (v) the time and form of payment for restricted stock upon exercise of options. Generally, an option is not transferable by the option holder except by will or by the laws of descent and distribution. Also, generally, no option may be exercised more than 60 days following termination of employment. However, in the event that termination is due to death or disability, the option is exercisable for a period of one year following such termination.

During the fiscal year ended June 30, 2009, the Company issued additional options to purchase 368,750 shares of Class A Common Stock under the 2003 Stock Plan at a price per share ranging from $1.05 to $2.35.  Generally, options are exercisable upon grant for 25% of the shares covered with an additional 25% becoming exercisable on each of the first three anniversaries of the date of grant; however, 177,500 of the options granted in fiscal 2009 vest 100% after  one year.

Employee Stock Purchase Plan

On October 18, 1995, the Board of Directors voted to provide employees who work in excess of 20 hours per week and more than five months per year rights to elect to participate in an Employee Stock Purchase Plan (the “Plan”), which became effective February 1, 1996.  The price per share was to be the lesser of 85% of the average of the bid and ask price on the first day of the plan period or the last day of the plan period.  The plan was amended on December 19, 2001 and December 19, 2002 to allow for a total of 500,000 shares of Class A Common Stock to be issued under the plan.  On January 31, 2006 the stockholders approved a replacement Employee Stock Purchase Plan to replace the 1995 plan, which expired on October 18, 2005.  The new plan is identical to the old plan and expires on January 31, 2016.

 A total of 157,034 shares of Class A Common Stock were issued under the 1995 plan before its expiration and 32,881 shares have been issued under the 2005 plan.  A total of 17,695 shares were issued in the two offerings during the fiscal year ended June 30, 2009.  Six employees are participating in the current offering period under the plan, which began on August 1, 2009 and will end on January 31, 2010.

Non-Employee Director Stock Option Plan

The non-employee directors’ stock option plan provides for the grant of nonstatutory stock options automatically at the time of each annual meeting of the Board.  Through June 30, 2009, options for 145,500 shares were granted under the 1995 plan.  This plan expired in August 2005 and, in January 2005, the shareholders voted to approve a new non-employee directors’ stock plan.  The new plan is identical to the plan it replaced.  Under the new plan a maximum of 350,000 shares may be issued.  On January 31, 2006, this plan was amended to increase the number of options issued to each outside director each year from 10,000 options to 20,000 options.  Each outside director is granted an option to purchase 20,000 shares of Class A Common Stock annually at fair market value on the date of grant, vesting 25% immediately and 25% on each of the first three anniversaries of the grant and expiring ten years from the grant date.  The new plan will expire in January 2015, ten years from the date of shareholder approval.  As of June 30, 2009, 280,000 options have been issued under the plan.

If an optionee ceases to be a member of the Board of Directors other than for death or permanent disability, the unexercised portion of the options, to the extent unvested, immediately terminate, and the unexercised portion of the options which have vested lapse 180 days after the date the optionee ceases to serve on the Board.  In the event of death or permanent disability, all unexercised options vest and the optionee or his or her legal representative has the right to exercise the option for a period of 180 days or until the expiration of the option, if sooner.

Options Exercised

During the fiscal year ended June 30, 2009, a total of 28,000 options were exercised under the plans at prices ranging from $0.22 to $1.20.

The following table provides information about options granted to the named executive officers during fiscal 2009 under the Company’s Stock Plan, Employee Stock Purchase Plan and Non-Employee Director Stock Plan.
GRANTS OF PLAN-BASED AWARDS

		All Other Option
		Awards Number of		Grant Date Fair
		Securities	Exercise or Base	Value of Stock
		Underlying	Price of Option	and Option
Name	Grant Date	Options	Awards	Awards
		(#)	($/Share)*
(a)	(b)	(j)	(k)	(l)
Bruce A. Shear	11/28/2008	50,000	$1.25	$30,200
	06/15/2009	20,000	1.20	12,448

Robert H. Boswell	11/28/2008	15,000	$1.25	$ 9,060
	06/15/2009	10,000	1.20	6,224

Paula C. Wurts	11/28/2008	15,000	$1.25	$ 9,060
	06/15/2009	10,000	1.20	6,224

These options were approved for issue by the board separately from the established Executive Bonus Plan.  None of the targets were met based on the Company’s performance in fiscal 2009.  The options issued on November 28, 2008 will vest 100% after one year and expire after five years.  The options issued

June 15, 2009 were 25% vested when issued and vest 25% on each of the next three anniversary date of the grant and expire after five years.  The Company utilized the Black-Scholes valuation model for estimating the Grant Date Value with no adjustments for non-transferability or risk of forfeiture.  The assumptions used are as follows:

	11/28/2008	06/15/2009

Risk free interest rate	4.00%	3.25%
Expected dividend yield	0.0%	0.0%
Expected lives	5	5
Expected volatility	50.24%	57.03%

The following table provides information about options outstanding, held by the named executive officers at the end of fiscal 2009.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	Number of	Number of
	Securities	Securities
	Underlying	Underlying	Option	Option
	Unexercised	Unexercised	Exercise	Expiration
Name	Options	Options	Price	Date
	(#)	(#)	($)
	Exercisable	Unexercisable
(a)	(b)	(c)	(e)	(f)
Bruce A. Shear	15,000 15,000 15,000 15,000 75,000 15,000 7,500 11,250 10,000 10,000 -- 5,000	-- -- -- -- -- -- 7,500 3,750 10,000 10,000 50,000 15,000	$1.37 $1.21 $2.38 $2.68 $2.68 $2.20 $2.95 $2.06 $2.90 $2.75 $1.25 $1.20	11/04/2009 11/04/2009 06/16/2010 09/20/2010 09/20/2010 05/22/2011 10/14/2012 10/31/2012 11/14/2012 02/18/2013 11/28/2013 06/15/2014
Robert H. Boswell	25,000 20,000 1,250 7,500 3,750 5,625 5,000 5,000 -- 2,500	-- -- -- -- 3,750 1,875 5,000 5,000 15,000 7,500	$1.41 $2.73 $1.95 $2.20 $2.95 $2.06 $2.90 $2.75 $1.25 $1.20	12/21/2009 09/22/2010 02/16/2011 05/22/2011 10/14/2012 10/31/2012 11/14/2012 02/18/2013 11/28/2013 06/15/2014

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END (continued)
	Number of	Number of
	Securities	Securities
	Underlying	Underlying	Option	Option
	Unexercised	Unexercised	Exercise	Expiration
Name	Options	Options	Price	Date
	(#)	(#)	($)
	Exercisable	Unexercisable
(a)	(b)	(c)	(e)	(f)

Paula C. Wurts	25,000 20,000 7,500 3,750 5,625 5,000 5,000 -- 2,500	-- -- -- 3,750 1,875 5,000 5,000 15,000 7,500	$1.41 $2.73 $2.20 $2.95 $2.06 $2.90 $2.75 $1.25 $1.20	12/21/2009 09/22/2010 05/22/2011 10/14/2012 10/31/2012 11/14/2012 02/18/2013 11/28/2013 06/15/2014

OPTIONS EXERCISED AND STOCK VESTED

There were no options exercised or stock vested held by the named executive officers in the fiscal year ended June 30, 2009.

APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 25, 2008, Eisner LLP (“Eisner”), the Company’s independent registered account firm, was notified by the Company’s audit committee chairman that the Company would no longer require its services as its independent registered accounting firm effective immediately.

For the fiscal years ended June 30, 2006 and 2007 the reports on the Company’s financial statements were unqualified.  The reports of Eisner contained no adverse opinion, disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.  During these two fiscal years and the subsequent period through the date of Eisner’s dismissal, April 25, 2008, there were no disagreements with Eisner on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.  There were no “reportable events” as that term is described in Item 304 (a)(1)(v) of Regulation S-K.

On April 30, 2008, the Company engaged a new independent registered public accounting firm, BDO Seidman, LLP (“BDO”) to review the financial statements for the quarter ending March 31, 2008 and to perform the audit for the fiscal year ending June 30, 2008.  During the Company’s two most recent fiscal years and the subsequent period prior to engaging  BDO, the Company has not consulted the newly engaged accountant on any matters of accounting or disclosure for transactions in those periods.

The change in accountants was approved by the audit committee and board of directors.

The Board has selected the firm of BDO Seidman, LLP, independent registered public accountants, as auditors of the Company for the fiscal year ending June 30, 2010 and is submitting the selection to stockholders for ratification.  The Board recommends a vote "FOR" this proposal.  Unless the proxy indicates otherwise, the shares represented by the enclosed proxy will be voted to approve such selection.

Although there is no legal requirement that this matter be submitted to a vote of stockholders, the Board believes that the selection of our independent registered public accounting firm is of sufficient importance to seek stockholder ratification.  In the event BDO Seidman, LLP is not ratified by the affirmative vote of the holders of shares representing a majority of the votes cast at the Annual Meeting, the Board may reconsider its selection.  A representative of BDO Seidman, LLP is expected to be available for the Annual Meeting.  Such representative will have an opportunity to make a statement and will be available to respond to appropriate questions from stockholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

The following table presents fees for professional audit services rendered for the Company’s annual financial statements and quarterly review services and other related services for the fiscal years ended June 30, 2009 and 2008:

	2009	2008
Audit fees:
BDO Seidman, LLP	$ 333,335	$ 309,295
Eisner LLP	--	88,500
Audit related fees:
BDO Seidman, LLP	5,000	--
Tax services*	15,000	--
All other fees	--	--
Total fees	$ 353,335	$ 397,795

* In addition to the above firms other than the Company’s registered public accounting firms provide tax and other accounting services.

The amount listed as “Audit fees” in the above table refers to fees directly related to the annual audit and quarterly review of financial statements and the amount listed as “Audit related fees” refers to services such as consents, the review of SEC comment letters and other Company filings traditionally provided by independent registered public accountants, which are compatible with the Company’s independent registered public accounting firm.

The Company’s Audit Committee considered the non-audit services rendered by the Company’s independent registered public accounting firms during the two fiscal years presented and determined that such services were compatible with each firms’ independence.

Neither BDO Seidman, LLP nor Eisner LLP directly or indirectly, operate, or supervise the operation of, the Company’s information systems or manage the Company’s local area network, nor did they design or implement a hardware or software system that aggregates source data underlying the financial statements of the Company or generates information that is significant to the Company’s financial statements taken as a whole.

The charter of the Audit Committee provides that the Audit Committee must pre-approve all auditing and non-auditing services to be provided by the independent registered public accounting firm.  In addition, any services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.  All services shown in the table above were pre-approved by the Audit Committee.

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE ABOVE SELECTION

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than 10% of the Company’s Common Stock, to file with the SEC reports of ownership and reports of changes in ownership of Common Stock.  SEC rules also require the reporting persons and entities to furnish the Company with a copy of the reports they file.  The Company is required to report any failure to file these reports.

Based on the review of the filings and written representations from the Company’s directors and executive officers, the Company believes that all reports required to be filed with the SEC by Section 16(a) during the most recent fiscal year were filed, however, each of the officers and directors below did not timely file a Form 4 relating to the grant of stock options on June 15, 2009.

Bruce A. Shear	Howard Phillips
Robert Boswell	Donald Robar
Paula Wurts	David Dangerfield
William Grieco

All Forms, reporting the above stock option grant to officers and directors, were filed on July 2, 2009.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS AND DIRECTOR INDEPENDENCE

During the quarter ended March 31, 2009, the Company’s Board of Directors voted by unanimous written consent to allow short-term borrowing from related parties up to a maximum of $500,000, with an annual interest rate of 12% and a 2% origination fee.  The Company utilized this funding during the March 31, 2009 quarter for a total of $275,000 as follows:

Related Party	Amount

Eric E. Shear	$200,000
Stephen J. Shear	75,000

Both individuals are brothers of Bruce A. Shear, the Company’s CEO and President of the Board of Directors.  This amount was paid in full in March 2009.

In addition, during the fiscal year, the Company repurchased shares from beneficial owners of the Company as shown below:
	Number of
Related Party	Shares	Amount

Camden Partners Limited Partnership,
Camden Partners II Limited Partnership
and Camden Partners Capital Management, LLC	146,024	$ 235,099
First Quadrant Mercury, L.P.	53,976	86,901

Total	200,000	$ 322,000

There were no other related party transactions for the fiscal 2009 annual period.  There have been no other related party transactions as of the date of this proxy statement.

Before entering into any contract or agreement involving a related party, the Board of Directors reviews and approves the transaction.  In the event one of the related parties is a member of the Board of Directors, that member of the Board recuses himself from participation in the discussion or approval of the transaction.

STOCKHOLDER PROPOSALS FOR 2010 MEETING

Proposals of stockholders intended to be presented and director nominations intended to be made at the 2010 Annual Meeting of Stockholders must be received by the Company at its principal office, 200 Lake Street, Suite 102, Peabody, Massachusetts 01960, Attention: Paula C. Wurts, Clerk, not later than June 30, 2010 for inclusion in the proxy statement for that meeting.  Any proposal of a stockholder to be presented at the Company’s annual meeting of stockholders in 2009, which has not been included in the Company’s proxy material, must have been received not later than July 3, 2009 to be considered timely.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single Notice Regarding the Availability of Proxy Materials, proxy statement or annual report, as applicable addressed to those stockholders. This process, which is commonly referred to as ”householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, some brokers with account holders who are Company stockholders may be “householding” our proxy materials, to the extent such stockholders have given their prior express or implied consent in accordance with SEC rules. A single Notice Regarding the Availability of Proxy Materials, proxy statement or annual report, as applicable, may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice Regarding the Availability of Proxy Materials, proxy statement or annual report, as applicable, please notify your broker to discontinue householding and direct your written request to receive a separate Notice Regarding the Availability of Proxy Materials, proxy statement or annual report, as applicable, to the Company at: PHC, Inc., Attention: Investor Relations, 200 Lake Street, Suite 102, Peabody, Massachusetts 01960, or by calling (978) 536-2777. Stockholders who currently receive multiple copies of the Notice of Internet Availability of Proxy Materials, proxy statement or annual report, as applicable, at their address and would like to request householding of their communications should contact their broker.

OTHER MATTERS

The Board does not know of any other matters that may come before the Annual Meeting.  However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise to act, in accordance with their judgment on such matters.

All costs of solicitation of proxies by management will be borne by the Company.  In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone or personal interviews.  Brokers, custodians and fiduciaries will be requested to forward proxy soliciting materials to the beneficial owners of the Company's stock held in the names of such brokers, custodians and fiduciaries, and the Company will reimburse them for their out-of-pocket expenses in this connection.

By order of the Board of Directors

Paula C. Wurts, Clerk

October 28, 2009

The Board hopes that stockholders will attend the meeting.  WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO CAST YOUR VOTE AS INSTRUCTED IN THE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS THAT YOU RECEIVED IN THE MAIL WITHOUT DELAY.  A prompt response will greatly facilitate arrangements for the meeting, and your cooperation will be appreciated.  Stockholders may revoke their proxy at any time prior to its exercise by delivering written notice or another duly executed proxy bearing a later date to the Clerk of the Company, by completing another proxy in the same manner indicated on the website referred to in the Notice Regarding the Availability of Proxy Materials or by attending the Annual Meeting and voting in person.  If you hold shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares at the Annual Meeting, except as otherwise discussed in the Proxy Statement.

REVOCABLE PROXY - CLASS A COMMON STOCK
PHC, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
2009 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of PHC, Inc., a Massachusetts corporation, (the “Company”) hereby acknowledges receipt of the Notice of 2009 Annual Meeting of Stockholders and Annual Report on Form 10-K as amended for fiscal year ended June 30, 2009 and hereby appoints Bruce A. Shear and Paula C. Wurts, and both of them, as proxies, with full power to each of substitution, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all the shares of Class A Common Stock of the Company held of record by the undersigned on October 16, 2009 at the Annual Meeting of Stockholders to be held at 1:00 p.m. (Boston time), on December 18, 2009 at the Corporate offices of PHC, Inc., 200 Lake Street, Suite 102, Peabody, Massachusetts 01960, and at any adjournments or postponements thereof.  The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED, OR IF NO DIRECTION IS MADE, FOR SUCH PROPOSALS, AND IN ACCORDANCE WITH THE DETERMINATION OF THE PROXY HOLDERS AS TO OTHER MATTERS.  THE UNDERSIGNED STOCKHOLDER HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

Address Changes/Comments _______________________________________________________
_______________________________________________________
______________________________________________________________

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side).

(Continued And To Be Signed And Dated On Reverse Side)

(BACK)

PHC, INC. 200 LAKE STREET SUITE 102 PEABODY, MA 01960
VOTE BY INTERNET – WWW.PROXYVOTE.COM
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY  11717.

TO VOTE, mark blocks below in blue or black ink as follows: Example ■ KEEP THIS PORTION FOR YOUR RECORDS
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

PHC, INC.
FORM OF PROXY FOR CLASS A COMMON STOCK STOCKHOLDERS Vote on Directors	For	Withhold	For All
	All	All	Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the Number(s) of the Nominee on the line below.

	□	□	□
1. To elect Donald E. Robar and Howard W. Phillips as the Class A Directors of the Company, each to hold the office until the next annual meeting following his election

_________________________________________________
Nominees:
01) Donald E. Robar
02) Howard W. Phillips

Vote on Proposal
				FOR	AGAINST	ABSTAIN
2. To ratify the selection by the Board of Directors of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the 2010 fiscal year
				□	□	□

In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.
For address changes and/or comments, please check this box and □
write them on the back where indicated

Please indicate if you plan to attend this meeting           □      □
                                                                                             Yes     No
(NOTE:  Please sign exactly as your name(s) appear(s) hereon.  All holders must sign.  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.  Joint owners should each sign personally.  If a corporation, please sign in full corporate name by authorized officer.  If a partnership, please sign in partnership name by authorized person.)

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (PLEASE SIGN WITHIN BOX)	Date

REVOCABLE PROXY - CLASS B COMMON STOCK
PHC, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
2009 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of PHC, Inc., a Massachusetts corporation, (the “Company”) hereby acknowledges receipt of the Notice of 2009 Annual Meeting of Stockholders and Annual Report on Form 10-K as amended for fiscal year ended June 30, 2009 and hereby appoints Bruce A. Shear and Paula C. Wurts, and both of them, as proxies, with full power to each of substitution, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all the shares of Class B Common Stock of the Company held of record by the undersigned on October 16, 2009 at the Annual Meeting of Stockholders to be held at 1:00 p.m. (Boston time), on December 18, 2009 at the Corporate offices of PHC, Inc., 200 Lake Street, Suite 102, Peabody, Massachusetts 01960, and at any adjournments or postponements thereof.  The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED, OR IF NO DIRECTION IS MADE, FOR SUCH PROPOSALS, AND IN ACCORDANCE WITH THE DETERMINATION OF THE PROXY HOLDERS AS TO OTHER MATTERS.  THE UNDERSIGNED STOCKHOLDER HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

Address Changes/Comments __________________________________________________________
________________________________________________________
_______________________________________________________________

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side).

(Continued And To Be Signed And Dated On Reverse Side)

(BACK)

PHC, INC. 200 LAKE STREET SUITE 102 PEABODY, MA 01960
VOTE BY INTERNET – WWW.PROXYVOTE.COM
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY  11717.

TO VOTE, mark blocks below in blue or black ink as follows:  Example ■             KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.    DETACH AND RETURN THIS PORTION ONLY

PHC, INC.
FORM OF PROXY FOR CLASS B COMMON STOCK STOCKHOLDERS	For	Withhold	For All
	All	All	Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the Number(s) of the Nominee on the line below.
Vote on Directors
	□	□	□
1. To elect Bruce A. Shear, William F. Grieco and David E. Dangerfield as the Class B Directors of the Company, each to hold the office until the next annual meeting following his election

_________________________________________________
Nominees: 01) Bruce A. Shear 02) William E. Grieco 03) David E. Dangerfield
Vote on Proposal
				FOR	AGAINST	ABSTAIN
2. To ratify the selection by the Board of Directors of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the 2010 fiscal year
				□	□	□

In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

For address changes and/or comments, please check this box and □
write them on the back where indicated

Please indicate if you plan to attend this meeting □ □
                                     Yes     No
(NOTE:  Please sign exactly as your name(s) appear(s) hereon.  All holders must sign.  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.  Joint owners should each sign personally.  If a corporation, please sign in full corporate name by authorized officer.  If a partnership, please sign in partnership name by authorized person.)

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (PLEASE SIGN WITHIN BOX)	Date